As filed with the Securities and Exchange Commission on October 24, 2006

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 24, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                    1-5706                  58-0971455
-------------------------------    ----------------------   --------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification  No.)

             8000 Tower Point Drive, Charlotte, NC             28227
            ----------------------------------------          --------
            (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (704) 321-7380
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01.    REGULATION FD DISCLOSURE

         In connection with the previously announced execution of a letter of intent (the "LOI") by Metromedia International Group, Inc. (the "Company") in respect of a preliminary offer received by the Company for the acquisition of substantially all of the Company's business interests in the country of Georgia, which proposed transaction has previously been reported by the Company on a Current Report on Form 8-K filed with the United States Securities and Exchange Commission on October 2, 2006, the Company received a letter dated October 24, 2006 from Istithmar, one of the members of the buying consortium and a party to the LOI, in which Istithmar has informed the Company that it is not going to participate in the proposed transaction and has assigned its proposed stake in the buying consortium to the other members of such group on a pro rata basis. A copy of the October 24, 2006 letter from Istithmar to the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In light of the letter received from Istithmar, the Company will pursue discussion with the remaining members of the buying consortium, Salford Georgia and Emergent Telecom Ventures, regarding their interest and ability to assume Istithmar's stake in the buying consortium and pursue the transactions contemplated by the LOI. The Company will report the outcome of these discussions promptly following any definitive conclusions reached in such discussions with Salford and Emergent. There can be no assurances that any transaction with the remaining members of the buying consortium or any other party will take place nor can any assurance be given with respect to the timing or terms of any such transaction. Details of the terms of a final agreement, if any, reached between the parties will be disclosed upon signing of definitive agreements.

         Certain statements above, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in any forward-looking statements. These forward-looking statements represent the Company's judgment as of the date of this Current Report on Form 8-K. The Company is not under, and expressly disclaims any, obligation to update the information in this Current Report on Form 8-K for any future events.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       (d)    Exhibits

     99.1 Letter dated October 24, 2006 from Istithmar to Metromedia International Group, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METROMEDIA INTERNATIONAL GROUP, INC.


                                  By:  /s/ HAROLD F. PYLE, III
                                       -----------------------------------
                                        Name:  Harold F. Pyle, III
                                        Title: Executive Vice President
                                               Finance, Chief Financial
                                                 Officer and Treasurer

Date: October 24, 2006
Charlotte, NC